SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND

DIVIDEND CAPITAL STRATEGIC GLOBAL REALTY FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(2)	Form, Schedule or Registration Statement No.:

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DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND

DIVIDEND CAPITAL STRATEGIC GLOBAL REALTY FUND

518 17th Street, Suite 1200

Denver, Colorado 80202

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on Tuesday, April 29, 2008

Dear Shareholder:

Notice is hereby given that the annual meeting of shareholders of Dividend Capital Realty Income Allocation Fund and Dividend Capital Strategic Global Realty Fund (each a “Fund” and together, the “Funds”) will be held at the offices of the Funds, 518 17th Street, Suite 1200, Denver, Colorado 80202, on Tuesday, April 29, 2008, at the times listed below.

Matter to be voted upon by Shareholders of each respective Fund:

1.	To elect two Trustees to serve for three-year terms and until their successors have been duly elected and qualified; and

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

March 4, 2008 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof, and only holders of common shares of record at the close of business on that date will be entitled to vote. To assure your representation at the meeting, please complete, date and sign the enclosed proxy card and return it in the enclosed envelope after reading the accompanying proxy statement.

Fund	Time of Meeting
Dividend Capital Realty Income Allocation Fund	3:00 P.M.
Dividend Capital Strategic Global Realty Fund	3:30 P.M.

By Order of Each Fund’s Board of Trustees

Derek Mullins
Secretary
Dividend Capital Realty Income Allocation Fund
Dividend Capital Strategic Global Realty Fund

March 17, 2008

IMPORTANT. Shareholders are cordially invited to attend the meeting. Shareholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed proxy card(s) and return it promptly in the enclosed envelope. Your prompt return of the enclosed proxy card(s) may save the Fund(s) the necessity and expense of further solicitations to assure a quorum at the meeting. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Funds.

Instructions for signing proxy cards

The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds of validating your vote if you fail to sign your proxy card(s) properly.

1. Individual accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All other accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid signature
Corporate accounts
(1) ABC Corp.	ABC Corp.
John Doe, treasurer
(2) ABC Corp.	John Doe, treasurer
(3) ABC Corp. c/o John Doe, treasurer	John Doe
(4) ABC Corp. profit sharing plan	John Doe, trustee

Partnership accounts
(1) The XYZ partnership	Jane B. Smith, partner
(2) Smith and Jones, limited partnership	Jane B. Smith, general partner

Trust accounts
(1) ABC trust account	Jane B. Doe, trustee
(2) Jane B. Doe, trustee u/t/d 12/18/78	Jane B. Doe

Custodial or estate accounts
(1) John B. Smith, Cust. f/b/o
John B. Smith, Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	Jane B. Smith, Executor
Estate of John B. Smith

DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND

DIVIDEND CAPITAL STRATEGIC GLOBAL REALTY FUND

518 17th Street, Suite 1200

Denver, Colorado 80202

PROXY STATEMENT

The accompanying joint proxy is solicited by the respective Board of Trustees (each a “Board” and together, the “Boards”) of Dividend Capital Realty Income Allocation Fund and Dividend Capital Strategic Global Realty Fund (each a “Fund” and together, the “Funds”) in connection with the annual meeting of shareholders (the “Meeting”) to be held at 518 17th Street, Suite 1200, Denver, Colorado 80202, on Tuesday, April 29, 2008 at the times listed in Exhibit A.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of each Fund’s common shares (“Common Shares”) will be voted “FOR” Proposal 1. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person, or by written notice to the Secretary of the Fund (addressed to the Secretary at the principal executive office of the Fund, 518 17th Street, Suite 1200, Denver, Colorado 80202). However, attendance at the Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Common Shares represented thereby will be voted in accordance with specifications therein. This Proxy Statement, Notice of Annual Meeting and proxy cards are first being mailed to shareholders on or about March 17, 2008.

Only shareholders or their duly appointed proxy holders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your Common Shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the Common Shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

Each Fund’s Common Shares are the only outstanding voting securities of the Funds. The record date for determining shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof has been fixed at the close of business on March 4th, 2008, and each shareholder of record at that time is entitled to cast one vote for each Common Share registered in his or her name. As of March 4, 2008, 14,054,976 Common Shares were outstanding and entitled to be voted with respect to Dividend Capital Realty Income Allocation Fund and 7,550,138 Common Shares were outstanding and entitled to be voted with respect to Dividend Capital Strategic Global Realty Fund.

Dividend Capital Investments LLC (the “Adviser”) serves as the Funds’ investment advisor and administrator. The Adviser is a Delaware limited liability company that is registered as an investment adviser with the Securities and Exchange Commission and is located at 518 17th Street, Suite 1200, Denver, Colorado, 80202. Currently, DCI Group LLC (“DCI Group”), an affiliate of Dividend Capital Group LLC (“DCG”), owns 72.5% of the Adviser and certain limited liability companies under the control of principals and partners of DCG or their affiliates (collectively, “DCG Affiliates”) own 27.5% of the Adviser.

The Funds will furnish, without charge, a copy of the Funds’ annual report for the fiscal year ended December 31, 2007, and more recent reports, if any, to any Fund shareholder upon request. To request a copy, please call 1-866-324-7348 or write to Dividend Capital Closed End Funds, Attn: Derek Mullins, 518 17th Street, Suite 1200, Denver, Colorado 80202.

PROPOSAL 1:

ELECTION OF THE TRUSTEES

Each Fund’s Amended and Restated Agreement and Declaration of Trust provides that the Board to be elected by holders of each of the Fund’s Common Shares will be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. Each year the term of office of one class expires.

At the Meeting, each Board proposes the election of two Trustees. If elected, each Trustee will serve a three-year term and until his successor has been duly elected and qualified. Unless otherwise instructed, the proxy holders intend to vote proxies received by them for the two nominees named below. Each Board, including the Trustees who are not “interested persons” of the Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)), upon the recommendation of each Fund’s Nominating and Governance Committee which is comprised solely of Trustees who are not “interested persons” of the Funds (“Independent Trustees”), nominated Jonathan F. Zeschin and David W. Agostine to serve as Trustees for three-year terms and until their successors have been duly elected and qualified.

The names of each Fund’s nominees for election as Trustees, and each other Trustee of the Funds, and their addresses, ages and principal occupations during the past five years, are provided in the tables below.

Trustees

Name, Address,(1) Age and Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee(2)	Other Directorships/Trusteeships held by Trustee or Nominee for Trustee
Current Trustee for a Term Expiring at the Annual Meeting to be held in 2009 (DCA(3): Class I Trustee; DCW(4): Class II Trustee)
Independent Trustee
Thomas H. Mack Trustee Age: 66	Since 1/24/05 (DCA); Since 5/22/07 (DCW)	Thomas H. Mack & Co., Inc., President (since 01/1991)	2	Greenwald & Associates, Director (since 01/2002)

Current Trustees for a Term Expiring at the Annual Meeting to be held in 2010 (DCA: Class II Trustees; DCW: Class III Trustees)
Independent Trustee
J. Gibson Watson, III, Trustee Age: 53	Since 2/21/06 (DCA); Since 5/22/07 (DCW)	Prima Capital Holding, Inc., President , Chief Executive Officer and Director (since 01/2000)	2	None
Independent Trustee
John Mezger Trustee Age: 54	Since 8/17/05 (DCA); Since 5/22/07 (DCW)	WF Option, LLC, Manager (since 2004); Oak Point, LLC, Manager (since 2003); Cherry Creek South Associates, LLC, Manager (since 1999); and Corby Properties, LLC, Manager (since 1998)	2	None

Name, Address,(1) Age and Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee(2)	Other Directorships/Trusteeships held by Trustee or Nominee for Trustee

Current Trustees and Nominees for a Term Expiring at the Annual Meeting to be held in 2011 (DCA: Class III Trustees; DCW: Class I Trustees)
Interested Trustee(5)
David W. Agostine Trustee and President/Nominee Age: 46	Since 09/30/07 (DCA and DCW)	Dividend Capital Investments LLC, Principal (since 05/2007) formerly Intellect Integrated Electronics, Inc., Chief Executive Officer (03/2003 to 05/2007); formerly Janus Institutional, Managing Director (01/2000 to 03/2003)	2	None
Independent Trustee
Jonathan F. Zeschin Trustee and Chairman of the Board/Nominee Age: 54	Since 1/24/05 (DCA); Since 5/22/07 (DCW)	President, Essential Advisers, Inc. (since 06/2000); and Managing Partner, JZ Partners LLC (since 08/1998)	2	Matthews Asian Funds, Trustee (since 05/2007)

(1)	The address for each of the Trustees and nominees is: 518 17th Street, Suite 1200, Denver, CO 80202.
(2)	“Fund Complex” means two or more funds that (i) hold themselves out to investors as related companies for purposes of investment and investor services, or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other funds.
(3)	DCA is the shorthand name for the Dividend Capital Income Allocation Fund.
(4)	DCW is the shorthand name for the Dividend Capital Strategic Global Realty Fund.
(5)	Mr. Agostine is deemed to be an “interested person” as defined in Section 2(a)(19) of the 1940 Act (“Interested Trustee”), because of his affiliation with the Funds’ Adviser.

Each nominee has consented to being named in this joint Proxy Statement and has indicated his intention to serve if elected. The Boards know of no reason why any of these nominees will be unable to serve. Should any nominee for Trustee withdraw or otherwise become unavailable for reasons not presently known, the proxy holders intend to vote for the election of such other person or persons as the Independent Trustees may designate.

Required Vote

The approval of the election of each Trustee to the Board of each Fund requires a plurality of the votes cast at the Meeting, provided a quorum is present.

Please also see the information contained below under the heading “Further Information Regarding Trustees and Officers.”

Each Fund’s Board, including the Independent Trustees, recommends that shareholders vote “FOR” the nominees as Trustees to each Fund’s Board of Trustees. Unmarked proxies will be so voted.

FURTHER INFORMATION REGARDING TRUSTEES AND OFFICERS

Executive Officers of the Funds

The following information relates to the executive officers of the Funds who are not also Trustees of the Funds.

Name, Age, Address(1) and Position with the Funds	Length of Time Served(2)	Principal Occupation(s) During Past Five Years
Rick Grove, Chief Compliance Officer Age: 39	Since 1/24/2005 (DCA); Since 5/22/07 (DCW)	Dividend Capital Investments LLC, Vice President and Chief Compliance Officer (since 08/2007); Madison Capital Advisors, LLC,, Vice President and Chief Compliance Officer (05/2005—07/2007); Janus Capital Group, Assistant Vice President of Compliance (01/2005—04/2005); Janus Capital Group, Director of Compliance (02/2002—01/2005).

Jeffrey Taylor, Vice President, Treasurer and Principal Financial Officer Age: 35	Since 1/24/2005 (DCA); Since 5/22/07 (DCW)	Dividend Capital Investments LLC, Chief Operating Officer (since 12/2005); formerly, Dividend Capital Investments LLC, Vice President of Business Services (02/2004—12/2005); INVESCO Inc., Product Manager (07/2003—01/2004); and INVESCO Funds Group Inc., Manager of Marketing and Business Analytics (01/1999—06/2003).

Derek Mullins, Secretary and Assistant Treasurer Age: 34	Since 1/24/2005 (DCA); Since 5/22/07 (DCW)	Dividend Capital Investments LLC, Director of Operations (since 01/2007); and Manager of Fund Operations (11/2004—12/2006); formerly, ALPS Mutual Funds Services Inc., Manager of Fund Administration (11/2003—10/2004) and Fund Controller (01/1999—10/2003).

Jami VonKaenel, Assistant Secretary Age: 29	Since 1/24/2005 (DCA); Since 5/22/07 (DCW)	Dividend Capital Investments LLC and Dividend Capital Securities, Controller (since 10/2006) and Assistant Controller ( 06/2004—10/2006); formerly, Ernst and Young LLP, Senior, Technology and Security Risk Services (02/2004—06/2004); and Accenture, Analyst (01/2001—01/2004).

(1)	The address for each of the executive officers is: 518 17th Street, Suite 1200, Denver, CO 80202.
(2)	The term of each officer is indefinite at the discretion of the Board of Trustees.

Ownership of Securities

As of March 4, 2008, the Funds’ Trustees and executive officers, as a group, owned less than 1% of each Fund’s outstanding Common Shares. The information as to ownership of securities which appears below is based on statements furnished to the Funds by its Trustees and executive officers.

The following table sets forth the equity ownership of the Trustees in the Funds as of March 4, 2008. The code for the dollar range of equity securities owned by the Trustees is: (a) $1 to $10,000; (b) $10,001 to $50,000; (c) $50,001 to $100,000; and (d) over $100,000.

Name of Trustee	Dollar Range of Common Shares In the Dividend Capital Realty Income Allocation Fund	Dollar Range of Common Shares In the Dividend Capital Strategic Global Realty Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
David W. Agostine	(c)	None	(c)

Independent Trustees
Thomas H. Mack	(b)	None	(b)
Jonathan F. Zeschin	(b)	None	(b)
John Mezger	(b)	None	(b)
J. Gibson Watson, III	None	None	None

As of March 4, 2008, none of the Independent Trustees or their immediate family members owned any shares of the Adviser, principal underwriter or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter.

Fund Committees

Each Fund has a standing Nominating and Governance Committee, Audit Committee and Valuation Committee. The Nominating and Governance Committee and Audit Committee are composed entirely of Trustees who are not “interested persons” of the Funds within the meaning of the 1940 Act and who are “independent” as defined in the listing standards of the New York Stock Exchange (“NYSE”).

Nominating and Governance Committee

The Nominating and Governance Committee (the “Nominating Committee”) recommends nominations for membership on the Board of Trustees. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Trustees, their independence from the Funds’ Adviser, principal underwriters and other principal service providers. The Nominating Committee generally meets at least once annually to identify and evaluate Trustee nominees and makes its recommendations to the Board at the time of the Board’s February meeting. The Nominating Committee also periodically reviews Independent Trustee compensation and will recommend any appropriate changes to the Board as a group. The Board of Trustees has adopted a Nominating and Governance Committee charter (“Nominating Committee Charter”). The Nominating Committee Charters for Dividend Capital Realty Income Allocation Fund and Dividend Capital Strategic Global Realty Fund are identical except for the Fund’s name. A copy of the Nominating Committee Charter is attached hereto as Exhibit B. The members of each Fund’s Nominating Committee are Jonathan Zeschin, John Mezger, Thomas H. Mack and J. Gibson Watson, III.

The Nominating Committee may take into account a wide variety of factors in considering prospective trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial or legal expertise; (v) the candidate’s integrity, ability, judgment and expertise; and (vi) overall diversity of the Board’s composition. The Nominating Committee will consider potential trustee candidates recommended by Fund shareholders provided that the proposed candidates satisfy the trustee qualification requirements and shareholder submissions requirements set forth in each Fund’s Nominating Committee Charter. Other than compliance with the requirements mentioned in the preceding sentence, the Nominating Committee will not otherwise evaluate shareholder trustee nominees in a different manner than other nominees and the standard of the Nominating Committee is to treat all equally qualified nominees in the same manner. The Nominating Committee may identify prospective trustee candidates from any reasonable source and has the ability to engage third-party search services for the identification and evaluation of potential nominees.

Each Fund’s bylaws (Article III) also contain advance notice provisions and general procedures with respect to submission of proposals, including nomination of Trustees. Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the Nominating Committee Charter requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Funds’ Secretary. In order for a submission of a nominee to be considered, such submission must include: (i) the shareholder’s contact information; (ii) the nominee’s contact information and the number of Fund shares owned by the proposed nominee; (iii) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Exchange Act of 1934, as amended (the “1934 Act”); and (iv) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the Funds’ proxy statement, if so designated by the Nominating Committee and the Funds’ Board. It shall be in the Nominating Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

Audit Committee

Each Fund’s Board of Trustees has appointed an Audit Committee. The main function of the Audit Committee is to assist the Board in its oversight of each Fund’s accounting and financial reporting process and its internal controls, including assistance with the Board’s oversight of the integrity of each Fund’s financial statements, the Funds’ compliance with legal and regulatory requirements, the selection, retention, qualification and independence of the Funds’ independent auditors, and the performance of the Funds’ internal control systems. The Audit Committee also serves as the Funds’ qualified legal compliance committee. The members of the Audit Committee for each Fund are Jonathan Zeschin, John Mezger, Thomas H. Mack and J. Gibson Watson, III.

The Board of Trustees has adopted a written charter for each Fund’s Audit Committee (“Audit Committee Charter”). The Audit Committee Charters for Dividend Capital Realty Income Allocation Fund and Dividend Capital Strategic Global Realty Fund are identical except for the Fund’s name. A copy of the Audit Committee Charter is attached hereto as Exhibit C.

Valuation Committee

Each Fund’s Board of Trustees has appointed a Valuation Committee and has adopted a written charter for the Funds’ Valuation Committee (the “Valuation Committee Charter”). A copy of the Valuation Committee Charter for the Funds is attached hereto as Exhibit D. The Valuation Committee is established to oversee the implementation of the Funds’ pricing and valuation procedures and has the responsibility of determining the fair value of each of the Fund’s securities or other assets, in the absence of readily available market quotations. The members of the Valuation Committee are Jonathan Zeschin, John Mezger, Thomas H. Mack and J. Gibson Watson, III.

Board and Committee Meetings in Fiscal 2007

The Board and each committee met several times during the 2007 fiscal year as set forth on Exhibit E. Each incumbent Trustee attended at least 75% of the aggregate number of meetings of the Board of Trustees and of all Committees of the Board on which he served.

Communications with the Board of Trustees

Shareholders who wish to communicate with Trustees with respect to matters relating to the Funds may address their written correspondence to the Board as a whole or to individual Trustees c/o the Funds’ Secretary, at Dividend Capital Closed End Funds, Attn: Derek Mullins, 518 17th Street, Suite 1200, Denver, CO 80202. The correspondence should indicate that the author is a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to members of the Nominating Committee for further distribution as deemed appropriate by the Nominating Committee.

Trustee Attendance at Shareholder Meetings

The Funds have not established a policy with respect to Trustee attendance at annual meetings. It is anticipated that Mr. Agostine will preside over the Meeting. It is not anticipated that the other Trustees will be present. The Meeting to be held on April 29, 2008 is the second annual shareholder meeting of the Dividend Capital Realty Income Allocation Fund and the first annual meeting of the Dividend Capital Strategic Global Realty Fund.

Compensation for Trustees

The following table sets forth information regarding compensation of Independent Trustees by each Fund and the fund complex for the fiscal year ended December 31, 2007. Officers of the Funds and Interested Trustees are omitted from this table because they do not receive compensation from the Funds or the fund complex. The Independent Trustees do not receive any pension or retirement benefits from the Funds or the fund complex. Independent Trustees of the Funds receive from the Funds an annual retainer of $20,000 and a fee of $2,000 and reimbursement of related expenses for each meeting of the Board attended. Independent Trustees receive from the Funds a fee of $1,000 for each telephonic Board meeting attended. The Chairman of the Board of Trustees receives from the Funds an additional annual retainer in the amount of $10,000. The annual retainer and meeting fees and expenses are allocated between the Funds based on average net assets.

Compensation Table

Fiscal Year Ended December 31, 2007

Name of Trustee	Aggregate Compensation From DCA*	Aggregate Compensation From DCW**	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Trustees
Jonathan Zeschin	$34,245	$3,789	N/A	N/A	$38,034

Thomas H. Mack	$25,142	$2,891	N/A	N/A	$28,033

John Mezger	$25,142	$2,891	N/A	N/A	$28,033

J. Gibson Watson, III	$25,142	$2,891	N/A	N/A	$28,033

*	For the period October 1, 2006 to September 30, 2007, aggregate compensation from DCA to Messrs. Zeschin, Mack, Mezger and Watson, III was $36,000, $26,000, $26,000 and $26,000, respectively.
**	For the period May 22, 2007 to December 31, 2007.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Fund, requires each Fund’s officers and Trustees, Adviser, certain affiliates of the Adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s securities (“Reporting Persons”), to file reports of ownership of the Fund’s securities and changes in such ownership with the SEC and the New York Stock Exchange. Reporting Persons are also required by such regulations to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Fund and written representations of certain Reporting Persons, all required Section 16(a) ownership reports were filed during the fiscal year ended December 31, 2007. However, the initial Form 3 for David W. Agostine, reflecting no beneficial ownership, was late filed on November 8, 2007.

Information On Independent Registered Public Accountant

Each Fund’s financial statements for the fiscal year ended December 31, 2007, were audited by KPMG LLP (“KPMG”), independent registered public accounting firm. On February 20, 2008, the Audit Committee selected, and each Fund’s Board, including its Independent Trustees, ratified the selection of, KPMG as the registered public accounting firm for the Funds for the fiscal year ending December 31, 2008.

At the November 20, 2007 Board Meeting, the Trustees unanimously approved a change in the Dividend Capital Realty Income Allocation Fund’s fiscal year end from September 30 to December 31, effective with the fiscal year ending December 31, 2007.

During the Dividend Capital Realty Income Allocation Fund’s fiscal year ended September 30, 2007, Deloitte and Touche LLP (“Deloitte”) advised the Fund that it would no longer be able to serve as the Fund’s Independent Registered Public Accounting Firm and would not be able to provide audit services to the Fund as a result of services an affiliate of Deloitte has been asked to provide to certain affiliates of the Fund which impaired the independence of Deloitte with respect to the Fund. As a result, at its May 2007 Board Meeting the Fund’s Board approved the selection of KPMG as the registered public accounting firm for the Fund for the fiscal year ending September 30, 2007.

Deloitte’s reports on the financial statements as of and for the fiscal year ended September 30, 2006 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal year ended September 30, 2006 and the period beginning October 1, 2006 through the date of their resignation, there were no disagreements between the Fund and Deloitte concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with its reports, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

KPMG has been the independent registered public accounting firm of the Dividend Capital Realty Income Allocation Fund and Dividend Capital Strategic Global Realty Fund since April 25, 2007 and May 22, 2007 (the Fund’s inception of operations), respectively.

Representatives of KPMG are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire. Therefore, shareholders will not have the opportunity to ask questions of KPMG.

Audit Committee Report

The Audit Committee of each Board of Trustees normally meets at least twice during each full fiscal year with the Funds’ Chief Financial Officer and representatives of the independent auditors in a separate executive session to discuss and review various matters as contemplated by the Audit Committee Charter. In the performance of its oversight function, each Audit Committee has considered and discussed the audited financial statements with management and KPMG. Each Audit Committee also has discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as currently in effect. Each Audit Committee also has considered whether the provision by KPMG of non-audit services to the Fund, and of professional services to the Adviser and affiliates of the Adviser that provide services to the Funds, is compatible with maintaining KPMG’s independence. Finally, each Audit Committee has received the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with KPMG its independence.

The members of each Fund’s Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing or evaluating auditor independence. The Board of Trustees of each Fund has determined that Jonathan F. Zeschin and Thomas H. Mack qualify as “audit committee financial experts,” as defined under the Securities and Exchange Commission’s Regulation S-K, Item 401(h). Each Audit Committee is in compliance with applicable rules of the NYSE for closed-end fund audit committees, including the requirement that all members of the audit committee be “financially literate” and that at least one member of the audit committee have “accounting or related financial management expertise,” as determined by each Board. Members of each Fund’s Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, each Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, each Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Funds’ auditors are in fact “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, each Audit Committee recommended to the Board of Trustees that the audited financial statements of each Fund be included in the Funds’ annual report to shareholders for the fiscal year ended December 31, 2007. The members of each Fund’s Audit Committee, Jonathan Zeschin, Thomas Mack, John Mezger and J. Gibson Watson, III, are “independent” within the meaning of the 1940 Act and the NYSE corporate governance standards for audit committees.

Dividend Capital Realty Income Allocation Fund

Audit Fees. The aggregate fees paid to KPMG in connection with the annual audit of the Dividend Capital Realty Income Allocation Fund for the fiscal period ended December 31, 2007 and the fiscal years ended September 30, 2007 and September 30, 2006 were as follows:

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees		All Other Fees
12/31/07*	$36,000	$—	$—		$—
9/30/07	$52,000	$—	$32,415	**	$—
9/30/06***	$30,000	$—	$22,290		$—

*	Indicates the fees paid by the Fund from October 1, 2007 to December 31, 2007. The Fund changed its fiscal year end from September 30 to December 31, effective with the fiscal year ending December 31, 2007.
**	The Tax fees disclosed above were charged by the predecessor principal accountant, Deloitte, for services incurred through April 25, 2007
***	Indicates fees paid to Deloitte.

All of the services described in the table above were approved by the Audit Committee pursuant to its pre-approval policies and procedures which are summarized further below.

For the fiscal period ended December 31, 2007 and the fiscal years ended September 30, 2007 and September 30, 2006, the aggregate non-audit fees billed by KPMG (and Deloitte) of approximately $0, $62,489 and 48,480, respectively, included non-audit services rendered on behalf of the Fund of approximately $0, $32,415 and $22,290, respectively, and non-audit services rendered on behalf of the Fund’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund of approximately $0, $30,074 and $26,190, respectively. These fees related to tax services in connection with the preparation of tax returns and other miscellaneous tax services.

The Audit Committee is required to pre-approve audit and non-audit services performed for the Fund by KPMG. The Audit Committee also pre-approves non-audit services performed by KPMG for the Adviser and affiliates servicing the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate pre-approval authority to a subcommittee of one or more of its members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

Financial Information Systems Design and Implementation Fees. During the fiscal period ended December 31, 2007 and the fiscal years ended September 30, 2007 and September 30, 2006, KPMG (or Deloitte) did not provide services relating to the design or implementation, and did not directly or indirectly operate or supervise the operation, of financial information systems of the Fund, the Adviser or entities controlling, controlled by or under common control with the Adviser that provide services to the Fund.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no fees that were approved by the Audit Committee pursuant to the de minimis exception for the Fund’s fiscal period ended December 31, 2007 and the fiscal years ended September 30, 2007 and September 30, 2006 on behalf of (i) the Fund’s service providers that relate directly to the operations and financial reporting of the Fund, or (ii) the Fund itself. There were no fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

Dividend Capital Strategic Global Realty Fund

Audit Fees. The aggregate fees paid to KPMG in connection with the annual audit of the Dividend Capital Strategic Global Realty Fund for the fiscal period ended December 31, 2007 were as follows:

Fiscal Year+	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
12/31/07	$64,500	$—	$—	$—

+	No information is provided for the Fund’s fiscal year ended December 31, 2006 because the Fund was launched in 2007.

All of the services described in the table above were approved by the Audit Committee pursuant to its pre-approval policies and procedures which are summarized further below.

The fiscal year ended December 31, 2007, there were no non-audit fees billed by KPMG on behalf of the Fund , the Fund’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund.

The Audit Committee is required to pre-approve audit and non-audit services performed for the Fund by KPMG. The Audit Committee also pre-approves non-audit services performed by KPMG for the Adviser and affiliates servicing the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate pre-approval authority to a subcommittee of one or more of its members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

Financial Information Systems Design and Implementation Fees. During the fiscal year ended December 31, 2007, KPMG did not provide services relating to the design or implementation, and did not directly or indirectly operate or supervise the operation, of financial information systems of the Fund, the Adviser or entities controlling, controlled by or under common control with the Adviser that provide services to the Fund.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no fees that were approved by the Audit Committee pursuant to the de minimis exception for the Fund’s fiscal year ended December 31, 2007 on behalf of (i) the Fund’s service providers that relate directly to the operations and financial reporting of the Fund, or (ii) the Fund itself. There were no fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

VOTING AND OTHER INFORMATION

Voting Requirements

For purposes of this Meeting, a quorum is present to transact business if the holders of a majority of the outstanding Common Shares of each Fund entitled to vote at the Meeting are present in person or by proxy. For purposes of determining the presence of a quorum at the Meeting, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Common Shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as Common Shares that are present.

For purposes of the election of Trustees, abstentions will not be counted as votes cast and will have no effect on Proposal 1. Proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Common Shares on the election of Trustees will be voted “For” election of the Trustee nominees in Proposal 1.

The approval of the election of each Trustee to the Board of each Fund requires a plurality of the votes cast at the Meeting, provided a quorum is present.

Adjournment

If a quorum is not present in person or by proxy at the time the Meeting is called to order, the chairman of the Meeting or the shareholders of the respective Fund may adjourn the Meeting. The vote required to adjourn the Meeting is the affirmative vote of a majority of all the votes cast on the matter by shareholders of the respective Fund entitled to vote at the Meeting who are present in person or by proxy. In such a case, the persons named as proxy holders will vote all proxies in favor of the adjournment. If a quorum is present but there are not sufficient votes to approve a proposal, the chairman of the Meeting may, with respect to that proposal, adjourn the Meeting or the persons named as proxy holders may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The vote required for shareholders of a respective Fund to adjourn the Meeting is the affirmative vote of a majority of all the votes cast on the matter by shareholders of the Fund entitled to vote at the Meeting who are present in person or by proxy. In such a case, the persons named as proxy holders will vote those proxies which they are entitled to vote in favor of the proposal “FOR” the adjournment, and will vote those proxies required to be voted against the proposal “AGAINST” the adjournment as to that proposal, and abstentions will not be voted either for or against the adjournment. Broker non-votes will be excluded from any vote to adjourn the Meeting and, accordingly, will not effect the outcome of the vote.

PRIVACY NOTICE

The Funds are required by federal law to provide each Fund’s shareholders with a copy of their privacy policy annually. A copy of the Funds’ privacy policy is attached hereto as Exhibit F.

ADDITIONAL INFORMATION

Expenses

The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice of Annual Meeting and Proxy Statement will be borne by the Funds. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of Common Shares. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers and regular employees of the Adviser, and the Funds may determine to retain a proxy solicitation firm. Fees and expenses of any proxy solicitation firm will be borne by the Funds.

Solicitation and Voting of Proxies

Solicitation of proxies is being made primarily by the mailing of this joint Proxy Statement with its enclosures on or about March 17, 2008. As the Meeting date approaches, certain shareholders of the Funds may receive a call from officers and regular employees of the Adviser or representatives of a proxy solicitation firm if the Funds have not yet received their vote. Authorization to permit execution of proxies may be obtained by telephonic instructions from shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with procedures that the Fund believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

Any proxy given by a shareholder is revocable. A shareholder may revoke the accompanying proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Funds, or by attending the Meeting and voting in person.

Beneficial Ownership

As of March 4, 2008, to the knowledge of the Funds, no person owned beneficially or of record 5% or more of any class of shares of either Fund, except as follows:

Dividend Capital Realty Income Allocation Fund
Claymore Securities Defined Portfolios, Series 280, 292, 320, 335, 349, 355, 357, 358, 367, 372, 376 & 384 2455 Corporate West Drive Lisle, IL 60532	1,124,784 common shares (8.14% of outstanding common shares)

Shareholder Proposals

The Funds hold annual meetings of shareholders. A shareholder’s proposal intended to be presented at the Funds’ 2009 annual meeting of shareholders must be received by November 18, 2008, in order to be included in the Funds’ proxy statement and form of proxy relating to the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A shareholder who wishes to make a proposal at the 2009 annual meeting of shareholders without including the proposal in the Funds’ proxy statement must notify the Secretary of the Funds in writing of such proposal between December 31, 2008 and January 30, 2009. The persons named as proxies for the 2008 annual meeting of shareholders will, with respect to the proxies in effect at such meeting, have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the Funds receive notice of the matter by February 4, 2009. If the Funds receive such timely notice, these persons will not have this authority except as provided in the applicable rules of the SEC.

OTHER MATTERS

The proxy holders have no present intention of bringing before the Meeting for action any matters other than those specifically referred to above, nor has the management of the Funds any such intention. Neither the proxy holders nor the management of the Funds is aware of any matters which may be presented by others. If any other business properly comes before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

By Order of each Fund’s Board of Trustees

/s/ Derek Mullins

Derek Mullins

March 17, 2008	Secretary

Dividend Capital Realty Income Allocation Fund

Dividend Capital Strategic Global Realty Fund

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

A copy of the Funds’ Annual Report for the fiscal year ended December 31, 2007 is available without charge upon request by writing the Funds at 518 17th Street, Suite 1200, Denver, CO 80202 or telephoning it at 1-866-324-7348.

EXHIBIT A

DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND

DIVIDEND CAPITAL STRATEGIC GLOBAL REALTY FUND

TIME OF SHAREHOLDER MEETINGS

Fund Name	Time of Meetings
Dividend Capital Realty Income Allocation Fund Dividend Capital Strategic Global Realty Fund	3:00 P.M. 3:30 P.M.

A-1

EXHIBIT B

DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND

DIVIDEND CAPITAL STRATEGIC GLOBAL REALTY FUND

Nominating and Governance Committee Charter

I.	Committee Organization

(a) The nominating and governance Committee (“the Committee”), a committee established by the Board of Trustees (the “Board”) of the [Fund] (the “Fund”), shall be comprised solely of members of the Board who are not considered “interested persons” of the Fund under the Investment Company Act of 1940, as amended (the “Act”).

(b) The Board will appoint the members of the Committee. If the Board has not designated a Chair of the Committee, the members of the Committee may designate a Chair by majority vote of the full Committee membership. The Committee shall be composed of at least two members. The Fund’s Secretary shall serve as Secretary of the Committee.

(c) The Committee shall meet with such frequency, and at such times, as determined by the Committee Chair or a majority of the Committee members. The Committee Chair will prepare the agenda for each meeting, in consultation with others as appropriate. The Chair will cause notice of each meeting, together with the agenda and any related materials, to be sent to each member, normally at least one week before the meeting. The Chair will cause minutes of each Committee meeting to be prepared and distributed to Committee members for approval at the following meeting. The Committee may ask legal counsel, representatives of Dividend Capital Investments, LLC (the “Adviser”), or others to attend Committee meetings and provide pertinent information as necessary.

II.	Duties and Responsibilities

The Committee shall:

(a) Evaluate the size and composition of the Board and its committees, and formulate policies and objectives concerning the desired mix of independent trustee skills, backgrounds, experience and characteristics. In doing so, the Committee shall take into account all factors it considers relevant, including without limitation, experience, demonstrated capabilities, independence, commitment, reputation, background, diversity, understanding of the investment business, and understanding of business and financial matters generally. The Committee shall also consider the effectiveness of the meetings, including their frequency, scheduling and duration, adequacy and focus of agendas, materials and presentations, and Board member attendance. This evaluation may take place in the context of the annual Board of Trustees self-assessment. See Appendix A for relevant factors for consideration.

(b) Identify and screen director candidates for appointment to the Board, and submit final recommendations to the full Board for approval. The Committee may consider candidates suggested by the Adviser, and may involve representatives of the Adviser in screening candidates. However, the decision to approve candidates for submission to the Board shall be made exclusively by the Committee.

(c) Review independent trustee compensation and expense reimbursement policies as appropriate. The Committee shall make recommendations on these matters to the full Board. Trustee compensation recommendations may take into account the size of the Fund, the demands placed on the independent trustees, the practices of other mutual fund groups, the need to attract and retain qualified independent trustees, any relevant regulatory or judicial developments, and other considerations deemed appropriate by the Committee.

(d) Review memoranda prepared by legal counsel relating to positions, transactions and relationships that could reasonably bear on the independence of trustees or raise concerns regarding potential conflicts of interest.

(e) Make recommendations to the full Board concerning the appointment of independent trustees to the Board’s committees and, if considered desirable, the appointment of the Chair of each Board committee and periodic changes in those appointments and designations.

III.	Shareholder Nominations

Shareholders may submit for the Committee’s consideration recommendations regarding potential independent Board member nominees. No eligible shareholder or shareholder group may submit more than one independent Board member nominee each calendar year.

(a) In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the nominee:

(i) The nominee must satisfy all qualifications provided herein and in the Fund’s organizational documents, including qualification as a possible independent Board member.

(ii) The nominee may not be the nominating shareholder, a member of a nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.1

(iii) Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

(iv) Neither the nominee nor any immediate family member of the nominee may have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

(v) The nominee may not be an executive officer, trustee (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

(vi) The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the Act).

(vii) A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Committee.

(b) In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

(i) Any shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Fund’s securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nominating. In addition, such securities must continue to be held through the date of the nomination. In addition, such securities must continue to be held through the date of the meeting and the nominating shareholder or shareholder group must bear the economic risk of the investment.

(ii) The nominating shareholder or shareholder group may not qualify as an adverse holder—i.e., if such shareholder were required to report beneficial ownership of its securities, its report would be filed on Securities Exchange Act Schedule 13G instead of Schedule 13D in reliance on Securities Exchange Act Rule 13d-1(b) or (c).

1	Terms such as “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

(c) Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Fund’s Secretary. In order for a submission of a nominee to be considered, such submission must include:

(i) the shareholder’s contact information;

(ii) the nominee’s contact information and the number of Fund shares owned by the proposed nominee;

(iii) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Exchange Act; and

(iv) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if so designated by the Committee and the Funds’ Board.

It shall be in the Committee’ sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

IV.	Authority and Resources

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including, among other things, the authority to retain a search firm to assist the Committee in identifying, screening and attracting independent trustees.

V.	Policies and Procedures

In meeting its responsibilities, the Committee shall:

(a) Provide oversight regarding the orientation of new independent trustees. The Committee Chair shall designate an experienced independent trustee to assist, and be available to, each new independent trustee during his or her first year of service on the Board.

(b) Periodically review and reassess the adequacy of this Charter, and recommend to the full Board any changes deemed advisable.

(c) Meet at least annually, and is authorized to hold special meetings as circumstances warrant. The Committee shall ordinarily meet in person; however, members may attend telephonically or by video conference, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s by-laws.

(d) Prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

The Committee may select one of its members to be the chair.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

Upon the recommendation of the Committee, the Board shall adopt and approve this Charter and may amend it and may approve exceptions to the Charter from time to time.

Appendix A

Potential Board Member Qualification Factors

Working Background

•	Current or past membership on board of registered investment company

•	Board or executive position with money management organization

•	Board or executive position with broker-dealer organization

•	Board or executive position with any other financial, technology or marketing organization

•	Board or financial position with any other substantial publicly-held business organization

•	Accounting or legal position representing any of the above businesses

•	Academic background and specialty in areas relevant to any of the above businesses

Other Background Considerations

•	Mix of skills on board

•	Mix of generations on board

•	Diversity of personal backgrounds on board

•	Education background

Personal Characteristics

•	Reputation for integrity

•	Ability to apply good business sense, with appreciation for the role of the board

•	Ability to work with other trustees as a team

•	Ability to balance critical thinking with avoidance of unnecessary confrontation

•	Sufficient stature to provide shareholder assurance of qualification

•	Ability to commit necessary time

•	Personal and financial independence from management

•	Nominees may not have any felony convictions or any felony or misdemeanor convictions involving the purchase or sale of a security.

•

No person shall be qualified to be a Board member if the Committee, in consultation with counsel to the Funds, has determined that such person, if elected as a Board member, would cause the Funds to be in violation of or not in compliance with (a) applicable law, regulation or regulatory interpretation, (b) the Funds’ organizational documents, or (c) any general policy adopted by the Board regarding either the retirement age of any Board member or the percentage of the Board that would be comprised of independent Board members.

EXHIBIT C

DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND

DIVIDEND CAPITAL STRATEGIC GLOBAL REALTY FUND

Audit Committee Charter

The Audit Committee is appointed by the Board of Trustees (“Board”) to assist the Board in monitoring (i) the integrity of the financial statements of the [Fund] (“Fund”), (ii) the compliance by the Fund with legal and regulatory requirements, (iii) the qualifications and independence of the Fund’s independent auditors, and (iv) the performance of the Fund’s internal audit function and independent auditors.

I.	Audit Committee Membership and Other Qualifications

The Audit Committee shall have at least two members, to be selected by the Board. No member of the Audit Committee shall be an “interested person” of the Fund as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (“1940 Act”), nor shall any member receive any consulting, advisory or other compensation from the Fund except compensation for service as a member of the Board or a committee of the Board. Each member of the Audit Committee must be financially literate, as that qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable time after appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise as the Board interprets such qualification in its judgment.

The Board shall determine annually whether any member of the Audit Committee is an “audit committee financial expert” as defined in Item 3 of Form N-CSR.

Notwithstanding any designation as an audit committee financial expert, each member of the Audit Committee is expected to contribute significantly to the work of the Audit Committee. Moreover, designation as an audit committee financial expert will not increase the duties, obligations or liabilities of the designee as compared to the duties, obligations and liabilities imposed on the designee as a member of the Audit Committee and of the Board.

II.	Purposes of the Audit Committee

The purposes of the Audit Committee are:

(a)	to oversee the accounting and financial processes of the Fund and its internal control over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

(b)	to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof;

(c)	to approve prior to appointment the engagement of the Fund’s independent auditors, and to recommend to the Board of Trustees of the Fund the selection, retention or termination of the Fund’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors;

(d)	to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits;

(e)	to act as a liaison between the Fund’s independent auditors and the Board;

(f)	to prepare an audit committee report as required by Item 306 of Regulation S-K to be included in proxy statements relating to the election of directors; and

(g)	to assist Board oversight of the Fund’s internal audit function (if any).

III.	Duties and Powers of the Audit Committee

The following functions shall be common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate, given the circumstances.

To carry out its purposes, the Audit Committee shall:

1.	Report activities to the Board on a regular basis and make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate;

2.	Approve prior to appointment the engagement of auditors to annually audit and provide their opinion on the Fund’s financial statements, recommend to the Board the selection, retention or termination of the Fund’s independent auditors and, in connection therewith, review and evaluate matters potentially affecting the independence and capabilities and independence of the auditors. In evaluating the auditor’s qualifications, performance and independence, the Audit Committee must, among other things, obtain and review a report by the auditor, at least annually, describing all relationships between the independent auditor and the Fund, as well as the Fund’s investment adviser or any control affiliate of the investment adviser that provides ongoing services to the Fund;

3.	Approve prior to appointment the engagement of the independent auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser.

4.	Develop, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund’s independent auditors to provide any of the services described in (3) above;

5.	Consider the controls applied by the independent auditors and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Committee in a timely fashion;

6.	Consider whether any non-audit services provided by the Fund’s independent auditor to the Fund’s investment adviser or any adviser affiliate that provides ongoing services to the Fund, which services were not pre-approved by the Audit Committee, are compatible with maintaining the independent auditor’s independence;

7.	Review the arrangements for and scope of the annual audit and any special audits;

8.	Review and approve the fees proposed to be charged to the Fund by the independent auditors for each audit and non-audit service;

9.	Consider information and comments from the independent auditors with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund’s critical accounting policies and practices), to consider management’s responses to any such comments and, to the extent the Audit Committee deems necessary or appropriate, to promote improvements in the quality of the Fund’s accounting and financial reporting;

10.	Consider information and comments from the independent auditors with respect to, and meet with the independent auditors to discuss any matters of issue relating to, the Fund’s financial statements, including any adjustments to such statements recommended by the independent auditors, review the independent auditors’ opinion on the Fund’s financial statements and to discuss with management and the independent auditor the Fund’s annual audited financial statements and other periodic financial statements, including the Fund’s disclosures under “Management’s Discussion of Fund Performance”;

11.	Review with management significant judgments made in connection with the preparation of the Fund’s financial statements;

12.	Resolve disagreements between management and the auditors regarding financial reporting;

13.	Consider any reports of difficulties that may have arisen in the course of the audit, including any limitations on the scope of the audit, and management’s response thereto;

14.	Discuss with the independent auditor the matters required to be discussed by the Statement on Auditing Standards (“SAS”) No. 61 (as amended by SAS No. 90) issued by the Auditing Standards Board, relating to the conduct of the audit;

15.	Review with the Fund’s principal executive officer and/or principal financial officer in connection with the required certifications on Form N-CSR and Form N-Q any significant deficiencies in the design or operation of internal controls over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Fund’s internal controls over financial reporting;

16.	Establish procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Fund, its investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Fund about accounting or auditing matters, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;

17.	Investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s accounting or financial controls;

18.	Discuss generally the Fund’s press releases, as well as any financial information and earnings guidance provided to analysts and ratings agencies (if any), e.g., the types of information to be disclosed and the type of presentation to be made;

19.	Review in a general manner, but not as a committee to assume responsibility for, the Fund’s processes with respect to risk assessment and risk management;

20.	Perform such other functions and have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in the Fund’s Charter.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditors for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Audit Committee deems necessary, and the authority to obtain specialized training for Audit Committee members, at the expense of the Fund.

The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

IV.	Roles and Responsibilities of the Audit Committee

The function of the Audit Committee is oversight. It is the management’s responsibility to maintain appropriate systems for accounting and internal controls over financial reporting, and it is the independent auditor’s responsibility to plan and carry out a proper audit. Management is responsible for: (i) the preparation, presentation and integrity of the Fund’s financial statements; (ii) the maintenance of appropriate accounting and financial reporting principles and policies; and (iii) the maintenance of internal control over financial reporting designed to assure compliance with accounting standards and applicable law. The independent auditors are responsible for planning and carrying-out an audit consistent with applicable legal and professional standards and the terms of the engagement titles. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the auditors.

The review of the Fund’s financial statements by the Audit Committee is not an audit, nor does the Audit Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Fund, and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, if prepared or presented by: (i) one or more officers of the Fund whom the Audit Committee reasonably believes to be competent in the matters presented; or (ii) legal counsel, public accounts, or other persons as to matters the Audit Committee reasonably believes are within the person’s professional or expert competence.

The Audit Committee shall serve as the Fund’s qualified legal compliance committee (“QLCC”) (as that term is defined under 17 C.F.R. § 205). The duties of the QLCC are listed at Exhibit B to this Charter.

V.	Operations of the Audit Committee

1.	The Audit Committee shall meet at least once annually, and is authorized to hold special meetings as circumstances warrant.

2.	The Audit Committee shall ordinarily meet in person; however, members may attend telephonically or by video conference. The Audit Committee may act by written consent, to the extent permitted by law and by the Fund’s by-laws.

3.	The Audit Committee shall regularly meet with representatives of management and, in separate executive session, with the Fund’s independent auditors, the Fund’s internal auditors or other personnel responsible for the Fund’s internal audit function (if any). The Audit Committee may also request to meet with internal legal counsel and compliance personnel of the investment adviser and with entities that provide significant accounting or administrative services to the Fund.

4.	The Audit Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

5.	The Audit Committee may select one of its members to be the chair.

6.	A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Audit Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Audit Committee.

7.	Upon the recommendation of the Audit Committee, the Board shall adopt and approve this Charter and may amend it. The Audit Committee shall review this Charter at least annually and recommend to the Board any changes the Audit Committee deems appropriate or necessary.

8.	The Audit Committee shall evaluate its performance at least annually.

EXHIBIT A

Complaint Procedures

The Sarbanes-Oxley Act of 2002 requires that audit committees establish procedures for complaints relating to accounting, internal controls, and auditing and confidential anonymous information submitted by employees relating to “questionable accounting or auditing matters”. The following procedures are designed to comply with these requirements.

1.	Objectives

The Complaint Procedures are designed to enable employees of the Fund, its investment advisor, administrator, custodian, transfer agent, independent auditor, and other service providers (collectively, “employees”) to raise complaints and concerns that relate to accounting, internal accounting controls or auditing matters without fearing, or being threatened with, retaliation. Each employee is encouraged and expected to report questionable Fund accounting or auditing matters.

2.	Raising Complaints and Concerns

If an officer or employee has a complaint or a concern that relates to accounting, internal accounting controls or auditing matters, that employee may submit the complaint or concern – anonymously if so desired – to the attention of the Fund’s Secretary by sending, either through the use of a facsimile transmission, first class mail or express delivery, a written correspondence to the Fund’s principal executive office. Additionally, such concerns or complaints may also be sent to any member of the Audit Committee.

3.	Receipt, Retention and Treatment of Complaints

All complaints received by the Fund regarding accounting, internal accounting controls or auditing matters will be forwarded either to the entire Audit Committee of the Board of Trustees or specifically to the Chair of the Audit Committee for response unless the Fund’s Secretary determines that the received complaint lacks merit. If the complaint is sent solely to the Chair of the Audit Committee, the Chair may individually determine the appropriate response or refer the matter to the entire Audit Committee. At the end of each fiscal quarter, the Fund’s Secretary will present to the Audit Committee a record of all concerns and complaints, including those that the Secretary determined lacked merit that the Fund received during that quarter.

The Audit Committee will evaluate each concern or complaint that it receives. If the Audit Committee does not have sufficient information to properly evaluate a concern or complaint, the Audit Committee may conduct an investigation or may delegate that duty to another person or entity. During such investigations, the Audit Committee or the delegated party may interview any individual who the Audit Committee believes has relevant information.

Upon the conclusion of any investigation to evaluate a concern or complaint, the Audit Committee will authorize any subsequent action that may be necessary or appropriate to address the concern or complaint. The Fund is empowered with executing any such necessary or appropriate remedial actions, including discharging any employees that are deemed to have engaged in improper conduct.

A copy of each complaint and the Fund’s response shall be made available to the Fund’s independent public accountants.

At the end of each fiscal quarter, the Fund’s Secretary will provide a record of all complaints and concerns, including ones that were determined to not have any merit that the Fund received during that fiscal quarter. A copy of each complaint and response thereto shall be preserved and maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year in which the complaint was received.

4.	Confidentiality

The recipients of information pursuant to these complaint procedures will strive to keep all complaints and concerns that relate to accounting, internal accounting controls or auditing matters, as well as the identities of those who submit or investigate them, as confidential as possible. As such, disclosure will be limited to only individuals who may have a business need to know, or pursuant to regulatory or legal requirements.

Unless an individual knows that a concern or complaint is false and submits that concern or complaint to the Fund, the Fund and its affiliates and service providers shall not penalize or retaliate against any person or entity for:

•	reporting a complaint or concern that relates to accounting, internal accounting controls or auditing matters; or

•	cooperating in the investigation of such a complaint or concern.

Any such retaliation may result in criminal action and will warrant disciplinary action against the offending party, including termination of employment.

The Fund will distribute a copy of these Complaint Procedures it to its service providers.

EXHIBIT B

Duties and Responsibilities of the Qualified Legal Compliance Committee

The Fund’s Qualified Legal Compliance Committee (“QLCC”) shall adopt written procedures for the confidential receipt, retention, and consideration of any report of evidence of a material violation.

Once a reporting attorney provides to the QLCC a report that evidences a material violation by the Fund or any of its officers, Trustees, employees or agents, the QLCC must:

•	review the report and determine whether an investigation is necessary regarding such a report.

If the QLCC determines that such an investigation is necessary, the QLCC must further:

•	notify the full board of trustees;

•	initiate an investigation which may be conducted by either the Fund’s CEO, the Fund’s counsel or outside attorneys; and

•	retain such additional expert personnel as the QLCC deems necessary.

At the conclusion of any such investigation, the QLCC must:

•	recommend, by majority vote, that the Fund implement an appropriate response to evidence of a material violation; and

•	inform the Fund’s CEO and the Board of the results of any such investigation and the appropriate remedial measures to adopt.

The QLCC shall have the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the U.S. Securities Exchange Commission in the event that the Fund fails in any material respect to implement an appropriate response that the QLCC has recommended.

A “material violation” as used in this procedure shall mean a material violation of an applicable United States federal or state securities law, a material breach of fiduciary duty arising under United States federal or state law, or a similar material violation of any United States federal or state law. “Material” refers to conduct or information about which a reasonable investor in the Fund would want to be informed before making an investment decision.

EXHIBIT D

DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND

and

DIVIDEND CAPITAL STRATEGIC GLOBAL REALTY FUND (the “Funds”)

Valuation Committee Charter

I.	Purpose

The Valuation Committee is a committee created by the Board of Trustees (the “Board”) of Dividend Capital Realty Income Allocation Fund and Dividend Capital Strategic Global Realty Fund (the “Funds”). The Valuation Committee is established to oversee the implementation of the Funds’ Pricing and Valuation Procedures (the “Procedures”) and the activities of the Funds’ Pricing Committee. The Board has delegated to the Valuation Committee the responsibility of determining the fair value of the Funds’ securities or other assets pursuant to the procedures. The Valuation Committee shall have unrestricted access to the Funds’ Board, the independent auditors, Funds Counsel, and the executive and financial management of the Funds. The Valuation Committee may meet with such persons as needed to carry out its valuation duties.

II.	Composition

The Valuation Committee shall be composed of at least 3 members (each, a “Member”), each of whom shall be a Trustee of the Funds or an officer or employee of Dividend Capital Investments, LLC (the “Adviser”). At least two Members must be a Trustee who is not an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) of the Funds (a “Disinterested Trustee”). The Disinterested Trustees and President of the Fund will have voting rights and will be authorized to make decisions on behalf of the Committee. The other Members of the Committee will facilitate the Committee meetings and will record minutes to those meetings. In most instances, an officer of the Fund or employee of the Adviser will also serve on the Adviser’s Valuation Committee and will be responsible for recommending valuations to the Funds’ Committee. These individuals will not have voting rights. The Members of the Valuation Committee are as follows:

Members:

Voting Members:

At least two Independent Trustees of the Board

The Funds’ President

Non-Voting Members:

Officers of the Funds

Employees of the Adviser

The Board may revise the list of Members at any time.

III.	Meetings

The Valuation Committee shall meet at such times as required by the Procedures and on an as-needed basis to value any securities or other assets. Reasonable notice of a meeting, as dictated by circumstances, shall be given to each Member. In the event notice cannot be delivered to, or received by, a Member, Alternate Members shall be given reasonable notice. The Valuation Committee may take action by majority vote of those present during any meeting at which a majority of Members and/or Alternate Members are present.

All Valuation Committee Meetings may be held in person or by telephone conference. The Valuation Committee may also take action via electronic mail in lieu of a meeting, provided that (i) the quorum requirements set forth above are met, (ii) each Member or Alternate Member, as applicable, receives copies of

D-1

any electronic mail transmissions circulated by each other Member or Alternate Member, as applicable, relating to the proposed action(s) prior to any approval thereof, and (iii) electronic mail transmissions from each Member or Alternate Member, as applicable, participating in the email discussion approving the proposed action are received by the Investment Adviser/Administrator by the end of the particular Valuation Date on which the notice of the proposed action was given.

Minutes of all meetings of the Valuation Committee shall be submitted to the Board. The Valuation Committee will make available to the Board, upon request, all information considered in reaching its valuation decisions.

IV.	Powers, Responsibilities and Duties

To fulfill its responsibilities and duties, the Valuation Committee shall:

1.	Have unrestricted access to the Fund’s Board, officers, independent auditors, counsel, and such other persons as deemed necessary or advisable to perform its responsibilities hereunder.

2.	Meet on an as-needed basis to determine the fair value of the Fund’s securities or other assets, and direct the Fund’s Investment Adviser to take such action as the Valuation Committee may require.

3.	Keep minutes of each Committee meeting. When the Committee acts by electronic mail, in lieu of minutes, copies of all electronic mail submissions from each Member or Alternate Member participating in the meeting shall be kept with the Company’s records.

4.	Report to the Board any actions taken by the Valuation Committee, and make such recommendations to the Board as the Valuation Committee deems necessary or appropriate.

5.	Conduct a formal review of the Procedures, as they apply to the Valuation Committee, at least annually in light of its experience in administering the provisions of the Procedures applicable to the Valuation Committee, evolving industry practices, and any developments in applicable laws or regulations; and report to the Board at its next regularly scheduled meeting on the outcome of that review. The Board shall review and approve the Procedures on an annual basis.

6.	Review this Valuation Committee Charter annually, and recommend changes, if any, to the Board.

7.	Investigate any other matter brought to its attention within the scope of its duties.

8.	Perform any other activities consistent with and in furtherance of this Valuation Committee Charter and the Procedures, as the Valuation Committee or the Board deems necessary or appropriate.

V.	Delegation of Duties

Pursuant to the Procedures adopted by the Board of Trustees, the Valuation Committee may, on a case-by-case basis, delegate to the Adviser specific authority to determine the fair value of securities for so long as permitted in circumstances set forth therein.

Without a meeting of the Valuation Committee, the Adviser may:

1.

fair value, for any length of time, any number of securities if the aggregate change in value of all such securities in a particular portfolio prior to such fair value and afterwards would not have a material effect[2] on that portfolio; and

2.	fair value, for a period not to exceed three business days, any security or group of securities if the aggregate change in value would have a material effect[1] on a portfolio.

Any determinations of fair value made by the Adviser without a meeting of the Valuation Committee, as provided above, shall be submitted for approval and ratification to either the Valuation Committee or the Board at the next regularly scheduled meeting.

2	Impact to the Fund’s net asset value by more than one-half of one percent (0.5%).

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EXHIBIT E

DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND

DIVIDEND CAPITAL STRATEGIC GLOBAL REALTY FUND

BOARD AND COMMITTEE MEETINGS IN FISCAL YEAR 2007

Fund	Number of Meetings Over the Fund’s Fiscal Year
Dividend Capital Realty Income Allocation Fund
Board	4
Audit	5
Nominating	2
Valuation	11

Dividend Capital Strategic Global Realty Fund
Board	4
Audit	2
Nominating	1
Valuation	8

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EXHIBIT F

DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND

DIVIDEND CAPITAL STRATEGIC GLOBAL REALTY FUND

PRIVACY POLICY

The Dividend Capital Realty Income Allocation Fund and the Dividend Capital Strategic Global Realty Fund (collectively, the “Funds”) are committed to maintaining the privacy of its shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protect\ that information, and why in certain cases the Funds may share this information with others.

The Funds do not receive any nonpublic personal information relating to the shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the Funds, the Funds receive nonpublic personal information on account applications or other forms. With respect to these shareholders, the Funds also have access to specific information regarding their transactions in the Funds.

The Funds do not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary to service shareholder accounts. The Funds restrict access to nonpublic personal information about its shareholders to the Adviser’s employees with a legitimate business need for the information.

F-1

DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND

P R O X Y

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES for use at an Annual Meeting of Shareholders to be held at the address of the Funds, 518 17th Street, Suite 1200, on Tuesday, April 29, 2008 at 3:30 P.M., local time.

The undersigned hereby appoints Jeffrey W. Taylor and Derek J. Mullins and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and at all adjournments and postponements thereof, all common shares of beneficial interest of Dividend Capital Strategic Global Realty Fund held of record by the undersigned on the record date for the Annual Meeting, upon the following matters and upon any other matter which may come before the Annual Meeting, in their discretion.

The attached proxy statement contains additional information about the Proposals and the Funds. Please read it before you vote.

(Continued and to be signed and dated on the other side.)

DIVIDEND CAPITAL CLOSED-END FUNDS 518 17TH STREET, SUITE 1200, DENVER, COLORADO, 80202

This proxy is being solicited by the Board of Trustees, which recommends a vote FOR all nominees in Proposal 1.

(1) Election of Trustees	FOR all nominees	WITHHOLD AUTHORITY to vote	*EXCEPTIONS

	listed below ☐	for all nominees listed below ☐	☐

Nominees: Jonathan F. Zeschin and David W. Agostine.

(Instructions: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.)

*Exceptions

Every properly signed Proxy will be voted in the manner specified above. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “For” each of the nominees for Trustee in Proposal 1 and in the discretion of the Proxy holder on any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Change of Address and/or Comments

Mark Here ☐

Receipt of Notice of Annual Meeting and Proxy Statement is hereby acknowledged. Important: Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator guardian or corporate officer, please give your full title.
Dated , 2008

______________________________
Sign here exactly as name(s) appear(s) on left

______________________________
Votes must be indicated (X) in Black or Blue ink. ☒

Sign, Date and Return this Proxy Card Promptly Using the Enclosed Envelope.